UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2026

AMERICAN BATTERY MATERIALS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41594	22-3956444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Putnam Ave., Suite 400
Greenwich, Connecticut	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 998-7962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BLTH	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

American Battery Materials Inc. (the “Company”)

October 13, 2026

Item 1.01 Entry into a Material Definitive Agreement.

On or about the date hereof, the Company entered into further amendments to certain outstanding promissory notes and convertible notes. Pursuant to the amendments, the maturity date of the notes has been extended to November 30, 2026. In the event that the Company shall not have consummated an uplist to NYSE American on or prior to November 30, 2026, then, effective as of November 30, 2026, the Principal Amount due under the notes shall be increased 15% from the June 30, 2026 balances for a total increase of $1,489,217. Such principal increase shall be automatic and without the necessity of any further action by either party. In addition, in the event that the Company shall not have consummated an uplist to NYSE American on or prior to November 30, 2026, then, effective as of November 30, 2026, the Company shall arrange for the issuance of seven hundred seventy-nine thousand nine hundred one (779,901) shares of Common Stock (the “Commitment Shares”), which number includes the 612,476 Commitment Shares previously agreed to be issued in connection with the prior extension. Such shares shall be issued by the Company’s transfer agent to the Holder in book-entry format within ten (10) business days after full execution of the applicable agreement. Such issuance of additional Commitment Shares shall be automatic and without the necessity of any further action by either party.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the contingent issuance of Commitment Shares is incorporated by reference into this Item 3.02. The Commitment Shares, if and when issued, will be issued in a private placement exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY MATERIALS INC.

Date: October 13, 2026	By:	/s/ David E. Graber
David E. Graber
Chief Executive Officer

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